Exhibit 99.1

NEWS RELEASE

DATE:	October 12, 2021

CONTACT:	Dan Lombardo, InvenTrust Properties Corp.
630-570-0605 or dan.lombardo@inventrustproperties.com

InvenTrust Properties Corp. Announces Listing of its Common Stock on the NYSE and Ringing of the Closing Bell

DOWNERS GROVE, IL – InvenTrust Properties Corp. (NYSE: IVT) (“InvenTrust” or the “Company”) announced today that its shares of common stock have been listed and commenced trading on the New York Stock Exchange (“NYSE”) under the symbol “IVT” as of the market open.

“Today, the Board of Directors, the executive management team and our employees celebrate InvenTrust’s listing on the NYSE,” said Daniel (DJ) Busch, President and Chief Executive Officer of InvenTrust. “I am incredibly proud of my team on this accomplishment and excited to bring this platform of premier Sun Belt, grocery-anchored assets to the public markets. We believe our strong and flexible balance sheet provides a unique opportunity for self-funded growth over the next couple of years.”

In connection with the listing of its shares of common stock on the NYSE, members of InvenTrust’s management team rang “The Closing Bell” at 4:00 p.m. EST today at the NYSE to commemorate the first day of trading.

About InvenTrust Properties Corp.

InvenTrust Properties Corp. (IVT) is a premier Sun Belt multi-tenant essential retail REIT that owns, leases, redevelops, acquires and manages grocery-anchored neighborhood and community centers as well as high-quality power centers. A trusted, local operator bringing real estate expertise to its tenant relationships, IVT has built a strong reputation with market participants across its portfolio. IVT is also committed to leadership in environmental, social and governance (ESG) practices and has been a Global Real Estate Sustainability Benchmark (“GRESB”) member since 2018. As of June 30, 2021, the Company is an owner and manager of 65 retail properties, representing 10.8 million square feet of retail space. For more information, visit www.inventrustproperties.com.

Forward-Looking Statements Disclaimer

Forward-Looking Statements in this press release, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical, including statements regarding management’s intentions, beliefs, expectations, representations, plans or predictions of the future and are typically identified by words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such statements include, but are not limited to, statements about the Company’s balance sheet and future growth. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. The following factors, among others, could cause actual results and financial position and timing of certain events to differ materially from those described in the forward-looking statements: the effects and duration of the COVID-19 pandemic; interest rate movements; local, regional, national and global economic performance; competitive factors; the impact of e-commerce on the retail industry; future retailer store closings; retailer consolidation; retailers reducing store size; retailer bankruptcies; the

NEWS RELEASE

Company’s ability to maintain the listing requirements of the NYSE; government policy changes; and any material market changes and trends that could affect the Company’s business strategies. For further discussion of factors that could materially affect the outcome of our forward-looking statements and our future results and financial condition, see the Risk Factors included in InvenTrust’s most recent Annual Report on Form 10-K, as updated by any subsequent Quarterly Report on Form 10-Q, in each case as filed with the Securities and Exchange Commission. InvenTrust intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, except as may be required by applicable law. We caution you not to place undue reliance on any forward-looking statements, which are made as of the date of this press release. We undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.